UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2007
Adams Respiratory Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 7, 2007, Adams Respiratory Therapeutics, Inc. (the “Company”) issued a press release announcing its results of operations for the second fiscal quarter ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     On February 7, 2007, the Company will conduct a conference call to review its sales and earnings results for the second fiscal quarter ended December 31, 2006. A live audio webcast of the conference call will include a slide presentation that contains, among other things, forward-looking information about Adams Respiratory Therapeutics, Inc. and its business. The slides that the Company will use in this presentation are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
     Certain statements in the slide presentation constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of the Company’s existing products and the successful commercialization of future products; the Company’s ability to complete the clinical trials of Erdosteine and successfully commercialize it in the United States; leverage of the Mucinex brand name to increase market share; continued and increased competition; the Company’s ability to in-license or acquire new products and brands and successfully develop new products; the FDA’s removal from the market of products similar to Mucinex D, Mucinex DM and future products; the Company’s ability to maintain increased production capacity; the Company’s ability to preserve and successfully defend its patent position; the FDA’s denial of the Company’s NDA for a prescription cough suppressant; the Company’s ability to compete against other branded products, as well as against generic competition; the severity of the cough and cold season and other risk factors set forth under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and under Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006.
     The information furnished pursuant to Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On February 1, 2007, David P. Becker, Chief Financial and Administrative Officer and Treasurer of the Company, notified the Company that he was resigning to accept a position as chief executive officer of a privately held medical diagnostics company. Mr. Becker’s resignation from his position as Chief Financial and Administrative Officer and Treasurer is effective February 7, 2007, but he will remain as an employee of the Company until February 28, 2007.
(c) On February 7, 2007, the Company announced the promotion of Rita M. O’Connor to Chief Financial Officer and Treasurer to succeed Mr. Becker.
     Ms. O’Connor, 38, has been the Company’s Senior Vice President and Corporate Controller since July 1, 2006. Ms. O’Connor served as the Company’s Vice President and Corporate Controller from August 2005 to July 2006, and prior to that time, as the Company’s Executive Director Accounting and Finance (Controller). Before she joined the Company in November 2004, Ms. O’Connor spent seven years at

Schering-Plough Corporation in a series of positions of increasing responsibility within the corporate global finance department. More recently, she was senior director planning & reporting within Schering-Plough Corporation’s corporate controller’s group. Ms. O’Connor began her career in the audit department at Deloitte and Touche, where she progressed to audit manager, including a two-year program in Deloitte’s National Office technical accounting research department. Ms. O’Connor has a B.S. degree in accounting from Rutgers University and is a certified public accountant.
     There are no arrangements between Ms. O’Connor and any other person pursuant to which Ms. O’Connor was selected as an officer, nor are there any transactions to which the Company was or is a participant and in which Ms. O’Connor has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
     In connection with Ms. O’Connor’s promotion, Ms. O’Connor will receive an annual base salary of $290,000 and will be eligible for the performance-based bonus authorized by the Company’s Board of Directors for certain senior executive officers and key employees. Ms. O’Connor will also be eligible to receive awards granted pursuant to the Company’s 2005 Stock Incentive Plan. In addition, the Company will enter into an income security agreement with Ms. O’Connor. Under the terms of the income security agreement, if the Company terminates Ms. O’Connor without cause or if Ms. O’Connor resigns for good reason (as defined in the agreement) within one year after a change in control, she will receive severance benefits in an amount equal to her earned but unpaid salary, any awarded but unpaid bonus from the previous fiscal year and one year of annual base salary. In addition, Ms. O’Connor and her dependents will continue to receive health benefits for one year following the date of termination. The income security agreement also provides that Ms. O’Connor agrees not to disclose confidential information or for one year after termination, compete with the Company or recruit the Company’s employees.
Item 8.01. Other Events
     On February 7, 2007, the Company issued a press release announcing the resignation of David P. Becker as Chief Financial and Administrative Officer and Treasurer of the Company. On February 7, 2007, the Company issued a press release announcing the appointment of Rita M. O’Connor as Chief Financial Officer and Treasurer of the Company. A copy of the press releases are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference in their entirety.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Press release dated February 7, 2007, announcing results of operations.

99.2	Slide presentation to be presented February 7, 2007.

99.3	Press release dated February 7, 2007, announcing resignation of David P. Becker.

99.4	Press release dated February 7, 2007, announcing appointment of Rita M. O’Connor.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC. (Registrant)

February 7, 2007	By:	/s/ Walter E. Riehemann

Walter E. Riehemann
Executive Vice President, General Counsel, Chief
Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated February 7, 2007, announcing results of operations.

99.2	Slide presentation to be presented February 7, 2007.

99.3	Press release dated February 7, 2007, announcing resignation of David P. Becker.

99.4	Press release dated February 7, 2007, announcing appointment of Rita M. O’Connor.